UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
October 24, 2019
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American Assets Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	001-35030	27-3338708
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

11455 El Camino Real, Suite 200
San Diego, California 92130
(Address of principal executive offices and Zip Code)

(858) 350-2600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
American Assets Trust, Inc.	Common Stock, par value $0.01 per share	AAT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On October 29, 2019, American Assets Trust, Inc. (the “Company”) issued a press release regarding its financial results for the quarter ending September 30, 2019. Also on October 29, 2019, the Company made available on the "Investors" page of its website at www.americanassetstrust.com certain supplemental information concerning the Company’s financial results and operations for the quarter ending September 30, 2019. Copies of the press release and supplemental information are attached hereto as Exhibits 99.1 and 99.2, respectively.

Exhibits 99.1 and 99.2, are being furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arranges of Certain Officers.

On October 24, 2019, the Board of Directors of the Company appointed Adam Wyll to the position of Executive Vice President - Chief Operating Officer. Mr. Wyll also serves as the Company's General Counsel and Secretary. Mr. Wyll has served as the Company's Senior Vice President, General Counsel and Secretary since the Company's initial public offering in January 2011. Mr. Wyll holds a doctorate of jurisprudence degree from the University of Texas at Austin, School of Law and bachelor of business administration degree in finance from the University of Texas at Austin, School of Business.

Item 7.01	Regulation FD Disclosure.

As discussed in Item 2.02 above, the Company issued a press release regarding its financial results for the quarter ending September 30, 2019 and made available on its website certain supplement information relating thereto.

The information being furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits:
The following exhibits are filed herewith:

Exhibit Number	Exhibit Description
99.1**	Press release issued by American Assets Trust, Inc. on October 29, 2019.
99.2**	American Assets Trust, Inc. Supplemental Information for the quarter ended October 29, 2019.
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** Furnished herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Assets Trust, Inc.
	By:	/s/ Robert F. Barton
Robert F. Barton Executive Vice President, CFO
October 29, 2019

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